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                                                                  EXHIBIT 10.5

                             EMPLOYMENT AGREEMENT
                             --------------------

          THIS EMPLOYMENT AGREEMENT (the "Agreement") is made as of this 26th day of October, 1998, by and between OPINION RESEARCH CORPORATION, a Delaware Corporation (the "Company"), and Douglas Cox (the "Executive").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company believes that it would benefit from the application of the Executive's particular and unique skill, experience and background in the management and operation of the Company, and wishes to employ the Executive as a senior executive officer of the Company; and

          WHEREAS, the parties desire by this Agreement to set forth the terms and conditions of the employment relationship between the Company and the Executive.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants in this Agreement, the Company and the Executive agree as follows:

               1.   Employment and Duties.
                    ---------------------

          (a) The Company hereby employs the Executive as a senior executive officer on the terms and conditions provided in this Agreement and the Executive agrees to accept such employment subject to the terms and conditions of this Agreement. The Executive shall serve as the Company's Executive Vice President and Chief Financial Officer, reporting directly to the Chief Executive Officer of the Company. The Executive shall have responsibility for carrying out financial and such administrative duties as determined by the Chief Executive Officer of the

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Company, execute the policy and direction of the Company, as well as such other executive duties and responsibilities, as shall from time to time be determined by the Chief Executive Officer of the Company and the Company's Board of Directors.

               (b) The Executive agrees to devote his best efforts and substantially all of his time, attention, energy and skill to performing his duties hereunder. Provided that such activities shall not violate any provision of this Agreement or materially interfere with the performance of his duties hereunder, nothing herein shall prohibit the Executive (i) from engaging in charitable, civic, fraternal, or trade group activities, (ii) from writing academic, trade or mainstream papers or other publishable books, (iii) from investing his assets in other entities or business ventures, or (iv) from providing incidental assistance to his former employer as may be requested for a reasonable period of time to provide continuity and transition.

               (c) Without the Company's prior consent, the Executive shall not obtain goods or services or otherwise deal on behalf of the Company with any business or entity in which the Executive or a member of his family has a financial interest or from which the Executive or a member of his immediate family may derive a financial benefit as a result of such transaction, except that this prohibition shall not apply to any public company in which the Executive or a member of his family owns less than one percent of the outstanding stock.

          2.   Term.  The initial term of this Agreement shall commence on the
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date hereof and shall terminate on December 31, 1999 (the "Initial Term"), unless earlier terminated in accordance with the terms of this Agreement. This Agreement shall continue in full force and effect after the expiration of the Initial Term (the "Extended Term"), which Extended Term may

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be terminated by the Company for any reason with at least 30 days' prior written notice. Paragraph 8 shall apply to such termination.

          3.   Compensation.
               ------------

               (a)  Base Compensation.  As compensation for performing the
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services required by this Agreement, the Company shall pay to the Executive an annual salary ("Base Compensation") of $200,000, payable in equal installments pursuant to the Company's customary payroll procedures in effect for its executive personnel at the time of payment, but in no event less frequently than monthly, subject to withholding for applicable federal, state, and local taxes. The Executive shall not be entitled to additional compensation for serving on any ORC board on which the Executive may be asked to serve. The Executive's Base Compensation shall not be reduced during the term of this Agreement. Following the Initial Term, the Executive's compensation shall be reviewed annually by the Company's Chief Executive Officer no later than March of each calendar year, it being understood that there shall be no obligation to increase Executive's compensation as a result of such review.

               (b)  Incentive Compensation.  In addition to Base Compensation,
                    ----------------------
the Executive may receive additional compensation ("Incentive Compensation"). The Incentive Compensation shall be pursuant to short-term and/or long-term incentive compensation programs which shall be established from time to time by the Company. The maximum Incentive Compensation to which the Executive shall be eligible during the Initial Term shall be $60,000.

               (c)  Stock Options.  The Executive shall receive on the date
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hereof options to purchase 10,000 shares of common stock of the Company
("Shares") and shall receive additional

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options to purchase such amount of Shares, not to exceed 50,000, equal to the amount of Shares purchased by the Executive from the Company on or prior to November 30, 1998. The options shall have an exercise price equal to the closing price of the Shares on the NASDAQ NMS on the date prior to the date of grant, shall vest one-third on each of the first three anniversaries of the date of grant, and shall expire seven years after the date of grant.

          4.   Executive Benefits.  During the term of this Agreement the
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Executive and his eligible dependents shall have the right to participate in any retirement plans (qualified and non-qualified), pension, insurance, health, disability or other benefit plan or program that has been or is hereafter adopted by the Company (or in which the Company participates), according to the terms of such plan or program.

          5.   Vacation and Leaves of Absence.  The Executive shall be entitled
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to 20 vacation days during each calendar year, prorated for 1998 based on the number of days during which the Executive was employed by the Company. Any vacation days that are not taken in a given calendar year shall not accrue or carry over from year to year. Upon any termination of this Agreement for any reason whatsoever, accrued and unused vacation for the year in which this Agreement terminates will be paid to the Executive within 10 days of such termination based on his Base Compensation in effect on the date of such termination. In addition, the Executive shall be entitled to the same sick leave and holidays provided to other senior executive officers of the Company.

          6.   Expenses.
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               (a)  Business Expenses.  The Executive shall be promptly
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reimbursed against presentation of vouchers or receipts for all reasonable and necessary expenses (other than

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expenses related to the use of an automobile) incurred by him in connection with the performance of business-related duties.

              (b) Automobile Expense.  During the term of this Agreement, in
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order to facilitate the performance of the Executive's duties hereunder, and otherwise for the convenience of the Company, the Company shall provide the Executive with an automobile allowance of $8,000 per year, prorated for 1998 based on the number of days during which the Executive was employed by the Company.

          7.  Indemnification.  The Company shall (and is hereby obligated to)
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indemnify (including advance payment of expenses) the Executive in each and every situation where the Company is obligated to make such indemnification pursuant to applicable law and the relevant portions of the Company's Certificate of Incorporation and By-Laws. Such indemnification shall in each case include payment of reasonable attorneys' fees and expenses, including where permitted by applicable law, advancement of reasonable attorneys' fees and expenses.

          8.  Termination and Termination Benefits.
              ------------------------------------

              (a) Termination by the Company For Cause.  The Company may
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terminate this Agreement prior to its expiration date without prior notice for
"cause". In such event, the Executive shall be paid for his services hereunder only his Base Compensation up to the effective date of such termination. For purposes of this Section 8(a), "cause" shall mean (i) an act of dishonesty by the Executive constituting a felony or resulting or intended to result in gain to, or personal enrichment of, the Executive at Company's expense, (ii) the engaging by the Executive in misconduct which is demonstrably injurious to the Company, (iii) the refusal of the

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Executive substantially to perform his duties hereunder, (iv) the violation of any reasonable express direction of the Chief Executive Officer of the Company or the Company's Board of Directors, or of any reasonable rule, regulation, policy or plan established by the Company from time to time which governs the Executive in the performance of his work, (v) the use by the Executive of any illegal substance, or the use by the Executive of alcohol or any controlled substance to an extent that it interferes with the performance of the Executive's duties under this Agreement, and (vi) the substantial breach by the Executive of his obligations in this Agreement.

          (b) Termination by the Company Without Cause.  The Company may
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terminate this Agreement at any time (within the Initial Term or the Extended
Term) and for any reason upon 30 days' written notice to the Executive. In the event of such termination, except if termination is pursuant to subparagraphs
(a), (c) or (d) of this Paragraph 8, the Executive shall be entitled, as his sole remedy, to continue to receive his Base Compensation and, if permitted by the applicable Company plans, medical and life insurance benefits, until 11 months after the effective date of such termination. The Executive shall not be required to mitigate the amount of any payments provided for in this subparagraph by seeking employment or otherwise; but the amount of such payments shall be reduced by any compensation or benefit earned by the Executive after termination of his employment.

          (c) Disability.  The Company may terminate this Agreement due to
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illness, physical or mental disability, or other incapacity, in accordance with the Company's disability practices and policies in effect from time to time.

          (d) Termination by the Executive Without Cause.  The Executive may
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terminate this Agreement at any time and for any reason upon 30 days' written notice to the

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Company (during which period the Executive shall, if requested in writing by the
Company, continue to perform his duties as specified under this Agreement). In such event, the Executive shall be paid only his Base Compensation for his services hereunder up to the effective date of such notice.

               (e)  Termination by the Executive With Cause.  The Executive may
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terminate this Agreement prior to its expiration date or any extension thereof without prior notice for "cause", in which event the Executive shall be compensated in the same manner as if the Company had terminated the Executive without cause pursuant to Paragraph 8(b). For purposes of this Paragraph 8(e), "cause" shall mean exclusively (i) a material reduction in the level of responsibility or authority of the Executive, or (ii) the Company's substantial breach of its obligations in this Agreement.

               (f)  Death Benefit.  Notwithstanding any other provision of this
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Agreement, this Agreement shall terminate on the date of the Executive's death.
In such event the Executive's estate shall be paid his Base Compensation for the remainder of the month in which such termination occurs.

          9.   Prior Agreements, Conflicts of Interest.  The Executive
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represents to Company (a) that there are no restrictions, agreements or understandings, oral or written, to which the Executive is a party or by which the Executive is bound that prevent or make unlawful the Executive's execution or performance of this Agreement; (b) none of the information supplied by the Executive to Company or any representative of Company in connection with the Executive's employment by Company misstated a material fact or omitted information necessary to make the information supplied not materially misleading; and (c) the Executive does not have

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any business or other relationship that creates a conflict between the interests of the Executive and the Company.

          10.  Miscellaneous.
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               (a)  Integration; Amendment.  This Agreement constitutes the
                    ----------------------
entire agreement between the parties hereto with respect to the employment matters set forth herein. No amendments or additions to this Agreement shall be binding unless in writing and signed by all parties hereto.

               (b)  Severability.  If any part of this Agreement is contrary to,
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prohibited by, or deemed invalid under applicable law or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, but the remainder of this Agreement shall not be invalid and shall be given full force and effect so far as possible.

               (c)  Waivers.  The failure or delay of any party at any time to
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require performance by the other party of any provision of this Agreement, even if known, shall not affect the right of such party to require performance of that provision or to exercise any right, power, or remedy hereunder, and any waiver by any party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, a waiver of the provision itself, or a waiver of any right, power, or remedy under this Agreement. No notice to or demand on any party in any case shall, of itself, entitle such party or the other to further notice or demand in similar or other circumstances.

               (d)  Burden and Benefit.  This Agreement shall be binding upon
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and inure to the benefit of the parties hereto and their respective successors and assigns.

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Additionally, the Company's obligation to pay termination compensation and benefits set forth herein shall survive any termination of this Agreement.

          (e) Governing Law; Headings.  This Agreement and its construction,
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performance, and enforceability shall be governed by, and construed in accordance with, the laws of the State of New Jersey. Headings and titles herein are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

          (f) Notices.  All notices, requests, demands and other communications
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required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received only when delivered (personally, by courier service such as Federal Express, or by other messenger or by facsimile transmission and followed promptly by mail) or four days following the day when deposited in the United States mails, registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

              If to the Executive:

              Douglas L. Cox
              1220 Rodman Street
              Philadelphia, PA 19147


              If to the Company:

              Opinion Research Corporation
              23 Orchard Road
              Skillman, New Jersey 08558
              Attention: Dr. Michael R. Cooper, CEO
              Fax #: 908-281-5105

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          Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph for the giving of notice.

          IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                              OPINION RESEARCH CORPORATION


                              By:         /s/ Michael R. Cooper
                                  ----------------------------------------------


                                          /s/ Douglas L. Cox             (SEAL)
                                  ----------------------------------------------
                                              Douglas L. Cox

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